UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2015

Insys Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35902	51-0327886
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1333 S. Spectrum Blvd, Suite 100

Chandler, Arizona 85286

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (602) 910-2617

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                 Other Events.

On August 26, 2015, Insys Therapeutics, Inc. (the “Company”) received purported service of notice of three inter partes review (“IPR”) petitions filed by a hedge fund with the U.S. Patent and Trademark Office, challenging three of the four Orange Book-listed patents covering Subsys. The Company intends to oppose the request to institute the IPR and, if any of the three petitions are granted, the Company intends to defend the validity of each patent challenged in each IPR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 27, 2015	Insys Therapeutics, Inc.

	By:	/s/ Darryl S. Baker
Darryl S. Baker
Chief Financial Officer